JAG MEDIA HOLDINGS, INC.
 6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433

May 18, 2007

Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302

-and-

Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re: Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc.
        (“JAG Media”), Cornell Capital Partners, L.P. (“Cornell Capital”),
        Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell
        Agreement”)

Gentlemen:

This will confirm our understanding regarding the following:

(1)    The automatic termination date of May 18, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement, is hereby changed to June 15, 2007.

(2)    Paragraph 10 of the Cornell Agreement is deleted in its entirety and is replaced by a new paragraph 10, which shall read as follows:

10. Within thirty (30) days of the Effective Date, the Post-Merger Company shall make all necessary filings with the U.S. Securities and Exchange Commission (whether a new registration statement, or a post effective amendment, or otherwise) to register for resale the shares of common stock underlying the Debentures and the Warrants and have such registration declared effective no later than sixty (60) days after making the above-referenced filing.

(3)    Paragraph 7. E. of the Cornell Agreement is deleted in its entirety and is replaced by a new paragraph 7. E., which shall read as follows:

E.     A new defined term entitled #Exercise Restriction Date# shall be added to Section 1 (b) of the Warrants, each of which shall read as follows:

Warrant No. CCP-2

(xv) #Exercise Restriction Date# means September 30, 2007, the first date upon which this Warrant may be exercised.

Warrant No CCP-3

(xv) #Exercise Restriction Date# means December 31, 2007, the first date upon which this Warrant may be exercised.

Warrant No. CCP-4

(xv) #Exercise Restriction Date# means March 31, 2008, the first date upon which this Warrant may be exercised.

Warrant No. CCP-5

(xv) #Exercise Restriction Date# means June 30, 2008, the first date upon which this Warrant may be exercised.

All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Cornell Agreement. Except as otherwise set forth in this agreement, the Cornell Agreement shall remain unchanged and in full force and effect.

If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

Sincerely yours,
JAG Media Holdings, Inc.

By: /s/ THOMAS J. MAZZARISI

Name: Thomas J. Mazzarisi
Title: Chairman & CEO
Date: May 17, 2007

AGREED AND ACCEPTED: Cornell Capital Partners, LP	The undersigned parties are signing this agreement only with respect to the obligations in Paragraph 5 of the Cornell Agreement

By: Yorkville Advisors, LLC
Its: General Partner
/s/ ROBERT BARRA
Robert Barra
Date: May 18, 2007
By: /s/ GERALD EICKE Gerald Eicke, Managing Partner Date: May 18, 2007
/s/ MICHAEL VITALE Michael Vitale Date: May 18, 2007
Cryptometrics, Inc.

By: /s/ ROBERT BARRA Name: Robert Barra Title: Co-CEO Date: May 18, 2007